UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 22, 2005


                           Bottomline Home Loan, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Nevada                       000-31413                88-0356064
-------------------------------        ------------          -------------------
(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)

          201 East Huntington Drive, Suite 202
                      Monrovia, CA                           91016
        ----------------------------------------           ----------
        (Address of principal executive offices)           (Zip Code)

                                  800-520-5626
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       n/a
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

            ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On August 22, 2005, Tanner LC ("Tanner"), Salt Lake City, Utah, resigned as the Company's principal accountant to audit and report on the Company's financial statements for the year ended June 30, 2005.

         The report of Tanner on the Company's financial statements consisting of consolidated balance sheet as of June 30, 2004, and the related consolidated statements of income, stockholders' equity, and cash flows for the years ended June 30, 2004 and 2003, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

         In connection with the Company's most recent fiscal year audit and any subsequent interim period preceding the resignation of Tanner, there were no disagreements with Tanner or reportable events on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

         On August 22, 2005, the Company's board of directors approved the engagement of Mendoza Berger & Company, LLP, Irvine, California ("Mendoza Berger"), as independent accountant and auditor to report on the Company's financial statements for the year ended June 30, 2005.

         No consultations occurred between the Company and Mendoza Berger during the two most recent fiscal years and any subsequent interim period prior to Mendoza Berger's appointment regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company's financial statements, or other information provided that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under Item 304(a)(1)(v) of Regulation S-B.


                  ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

         The following is filed as an exhibit to this report:

    Exhibit
    Number                Title of Document                          Location
---------------  --------------------------------------------------  -----------

   Item 16       Letter on Change in Certifying Accountant
---------------  --------------------------------------------------  -----------
    16.01        Letter from Tanner LC to Securities and Exchange    This filing
                 Commission regarding change in certifying accountant dated August 26, 2005

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BOTTOMLINE HOME LOAN, INC.


Date: August 26, 2005                      By  /s/ Buster Williams, Jr.
                                              ----------------------------------
                                              Buster Williams, Jr., President,
                                              Chief Executive Officer and
                                              Chief Financial Officer

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